                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     October 10, 1997
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


United States of America                 0-16337                  51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware           19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020


                                         Page 1 of 81
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E, Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-I, Floating Rate Asset
             Backed Certificates Series 1994-J, Floating Rate Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate Credit Card Certificates Series 1995-M, Floating Rate Credit Card Certificates Series 1995-N, Floating Rate Credit Card Certificates Series 1995-O, Floating Rate Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating Rate Asset Backed Certificates Series 1996-R and Floating Rate Asset Backed Certificates Series 1996-S.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-I.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28M.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: October 10, 1997       By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Backed Certificates Series 1994-I,
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R and Floating Rate Asset Backed
                  Certificates Series 1996-S.

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1993-H.

  28E.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-I.

  28F.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-J.

  28G.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1994-K.

  28H.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 7.15% Credit Card
                  Certificates Series 1994-L.

  28I.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-M.

  28J.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-N.

  28K.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-O.

  28L.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-P.

  28M.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-Q.


  28N.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-R.


  28O.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-S.

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              __________________________________________________

                         FIRST CHICAGO MASTER TRUST II

                                October 7, 1997

              __________________________________________________



The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:


     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections processed
          for the Due Period for this Distribution Date
          was equal to . . . .                                $3,773,110,131.49

     5.   (a)  The aggregate amount of such Collections
          allocated to Principal Receivables for the
          Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . .            $3,540,119,517.73

          (b)  The aggregate amount of such Collections
          allocated to Finance Charge Receivables for the
          Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . .              $232,990,613.76

     6.   The aggregate Interchange Amount, (which
          will be included as Finance Charge Receivables
          for all Series), for this distribution date was
          equal to . . . . . . . . . . . . . . . .               $45,135,734.74

     7.   The Invested Percentage of Collections
          allocated to Principal Receivables
          for the Due Period was equal to for:
          Series 1992-E . . . . . . . . . . . . . .                       6.471%
          Series 1993-F . . . . . . . . . . . . . .                       4.530%
          Series 1993-H . . . . . . . . . . . . . .                       4.530%
          Series 1994-I . . . . . . . . . . . . . .                       3.236%
          Series 1994-J . . . . . . . . . . . . . .                       3.236%
          Series 1994-K . . . . . . . . . . . . . .                       3.236%
          Series 1994-L . . . . . . . . . . . . . .                       3.236%
          Series 1995-M . . . . . . . . . . . . . .                       3.698%
          Series 1995-N . . . . . . . . . . . . . .                       3.698%
          Series 1995-O . . . . . . . . . . . . . .                       3.698%
          Series 1995-P . . . . . . . . . . . . . .                       3.698%
          Series 1996-Q . . . . . . . . . . . . . .                       6.656%
          Series 1996-R . . . . . . . . . . . . . .                       2.958%
          Series 1996-S . . . . . . . . . . . . . .                       5.177%

     8.   The Invested Percentage of Collections
          allocated to Finance Charge Receivables for
          the Due Period was equal to for:
          Series 1992-E . . . . . . . . . . . . . .                       2.696%
          Series 1993-F . . . . . . . . . . . . . .                       4.530%
          Series 1993-H . . . . . . . . . . . . . .                       4.530%
          Series 1994-I . . . . . . . . . . . . . .                       0.539%
          Series 1994-J . . . . . . . . . . . . . .                       3.236%
          Series 1994-K . . . . . . . . . . . . . .                       3.236%
          Series 1994-L . . . . . . . . . . . . . .                       3.236%
          Series 1995-M . . . . . . . . . . . . . .                       3.698%
          Series 1995-N . . . . . . . . . . . . . .                       3.698%
          Series 1995-O . . . . . . . . . . . . . .                       3.698%
          Series 1995-P . . . . . . . . . . . . . .                       3.698%
          Series 1996-Q . . . . . . . . . . . . . .                       6.656%
          Series 1996-R . . . . . . . . . . . . . .                       2.958%
          Series 1996-S . . . . . . . . . . . . . .                       5.177%

     9.   The Invested Percentage with respect to
          the Investor Default Amount for
          the Due Period was equal to for:
          Series 1992-E . . . . . . . . . . . . . .                       2.696%
          Series 1993-F . . . . . . . . . . . . . .                       4.530%
          Series 1993-H . . . . . . . . . . . . . .                       4.530%
          Series 1994-I . . . . . . . . . . . . . .                       0.539%
          Series 1994-J . . . . . . . . . . . . . .                       3.236%
          Series 1994-K . . . . . . . . . . . . . .                       3.236%
          Series 1994-L . . . . . . . . . . . . . .                       3.236%
          Series 1995-M . . . . . . . . . . . . . .                       3.698%
          Series 1995-N . . . . . . . . . . . . . .                       3.698%
          Series 1995-O . . . . . . . . . . . . . .                       3.698%
          Series 1995-P . . . . . . . . . . . . . .                       3.698%
          Series 1996-Q . . . . . . . . . . . . . .                       6.656%
          Series 1996-R . . . . . . . . . . . . . .                       2.958%
          Series 1996-S . . . . . . . . . . . . . .                       5.177%

     10.  The aggregate amount of drawings or payments,
          if any, under the Enhancement, if any,
          required to be made on the next succeeding
          Distribution Date is equal to for:
          Series 1992-E . . . . . . . . . . . . . .                       $0.00
          Series 1993-F . . . . . . . . . . . . . .                       $0.00
          Series 1993-H . . . . . . . . . . . . . .                       $0.00
          Series 1994-I . . . . . . . . . . . . . .                       $0.00
          Series 1994-J . . . . . . . . . . . . . .                       $0.00
          Series 1994-K . . . . . . . . . . . . . .                       $0.00
          Series 1994-L . . . . . . . . . . . . . .                       $0.00
          Series 1995-M . . . . . . . . . . . . . .                       $0.00
          Series 1995-N . . . . . . . . . . . . . .                       $0.00
          Series 1995-O . . . . . . . . . . . . . .                       $0.00
          Series 1995-P . . . . . . . . . . . . . .                       $0.00
          Series 1996-Q . . . . . . . . . . . . . .                       $0.00
          Series 1996-R . . . . . . . . . . . . . .                       $0.00
          Series 1996-S . . . . . . . . . . . . . .                       $0.00

     11.  The amount of interest due on the Cash
          Collateral Account loan, if applicable,
          required to be paid on the next Distribution
          Date is equal to for:
          Series 1992-E . . . . . . . . . . . . . .                  $10,902.13
          Series 1993-F . . . . . . . . . . . . . .                  $38,791.67
          Series 1993-H . . . . . . . . . . . . . .                  $39,008.31
          Series 1994-I . . . . . . . . . . . . . .                       $0.00
          Series 1994-J . . . . . . . . . . . . . .                  $24,008.15
          Series 1994-K . . . . . . . . . . . . . .                  $25,474.73
          Series 1994-L . . . . . . . . . . . . . .                  $17,468.27
          Series 1995-M . . . . . . . . . . . . . .                       $0.00
          Series 1995-N . . . . . . . . . . . . . .                       $0.00
          Series 1995-O . . . . . . . . . . . . . .                       $0.00
          Series 1995-P . . . . . . . . . . . . . .                       $0.00
          Series 1996-Q . . . . . . . . . . . . . .                       $0.00
          Series 1996-R . . . . . . . . . . . . . .                       $0.00
          Series 1996-S . . . . . . . . . . . . . .                       $0.00

     12.  The amount of Monthly Servicing Fee
          required to be paid on the next succeeding
          Distribution Date is equal to for:
          Series 1992-E . . . . . . . . . . . . . .                 $694,444.44
          Series 1993-F . . . . . . . . . . . . . .               $1,225,000.00
          Series 1993-H . . . . . . . . . . . . . .               $1,166,666.67
          Series 1994-I . . . . . . . . . . . . . .                 $138,888.89
          Series 1994-J . . . . . . . . . . . . . .                 $833,333.33
          Series 1994-K . . . . . . . . . . . . . .                 $833,333.33
          Series 1994-L . . . . . . . . . . . . . .                 $833,333.33
          Series 1995-M . . . . . . . . . . . . . .                 $952,380.96
          Series 1995-N . . . . . . . . . . . . . .                 $952,380.96
          Series 1995-O . . . . . . . . . . . . . .                 $952,380.96
          Series 1995-P . . . . . . . . . . . . . .                 $952,380.96
          Series 1996-Q . . . . . . . . . . . . . .               $1,714,285.71
          Series 1996-R . . . . . . . . . . . . . .                 $761,904.77
          Series 1996-S . . . . . . . . . . . . . .               $1,333,333.33

     13.  The aggregate amount payable to Investor
          Certificateholders on the succeeding
          Distribution Date in respect of interest
          is equal to for:
          Series 1992-E . . . . . . . . . . . . . .               $2,170,138.89
          Series 1993-F . . . . . . . . . . . . . .               $3,492,708.33
          Series 1993-H . . . . . . . . . . . . . .               $3,434,375.00
          Series 1994-I . . . . . . . . . . . . . .                 $406,770.83
          Series 1994-J . . . . . . . . . . . . . .               $2,461,458.33
          Series 1994-K . . . . . . . . . . . . . .               $2,447,916.67
          Series 1994-L . . . . . . . . . . . . . .               $2,979,166.67
          Series 1995-M . . . . . . . . . . . . . .               $2,817,452.38
          Series 1995-N . . . . . . . . . . . . . .               $2,781,547.62
          Series 1995-O . . . . . . . . . . . . . .               $2,819,285.71
          Series 1995-P . . . . . . . . . . . . . .               $2,792,738.08
          Series 1996-Q . . . . . . . . . . . . . .               $4,985,892.86
          Series 1996-R . . . . . . . . . . . . . .               $2,196,192.00
          Series 1996-S . . . . . . . . . . . . . .               $3,888,087.06

     14.  The aggregate amount payable to Investor
          Certificateholders on the succeeding
          Distribution Date in respect of principal
          is equal to for:
          Series 1992-E . . . . . . . . . . . . . .              $83,333,333.34
          Series 1993-F . . . . . . . . . . . . . .                       $0.00
          Series 1993-H . . . . . . . . . . . . . .                       $0.00
          Series 1994-I . . . . . . . . . . . . . .              $41,666,666.67
          Series 1994-J . . . . . . . . . . . . . .                       $0.00
          Series 1994-K . . . . . . . . . . . . . .                       $0.00
          Series 1994-L . . . . . . . . . . . . . .                       $0.00
          Series 1995-M . . . . . . . . . . . . . .                       $0.00
          Series 1995-N . . . . . . . . . . . . . .                       $0.00
          Series 1995-O . . . . . . . . . . . . . .                       $0.00
          Series 1995-P . . . . . . . . . . . . . .                       $0.00
          Series 1996-Q . . . . . . . . . . . . . .                       $0.00
          Series 1996-R . . . . . . . . . . . . . .                       $0.00
          Series 1996-S . . . . . . . . . . . . . .                       $0.00

     15.  The excess, if any, of the First Chicago Amount
          over the Aggregate Principal Receivables
          required to be maintained pursuant to the
          Agreement . . . . . . . . . . . . . . . .           $6,481,523,813.22

     16.  The First Chicago Amount for the Due
          Period divided by Aggregate Principal
          Receivables for the Due Period . . . . . . . . .               48.415%

     17.  The Minimum First Chicago Interest
          Percentage . . . . . . . . . . . . . . . . . . .                7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

     19.  As of the date hereof, to the best
          knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of newly - originated Accounts was 121,467.

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                               FCC NATIONAL BANK
                               as Servicer



                               By: /s/ Mary A. Knutson
                                   -------------------------------------------
                                       Servicing Officer


                               By: /s/ Charlotte Drevant
                                   -------------------------------------------
                                       Servicing Officer

                                                                     EXHIBIT 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ___________________________________________________

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                    October 7, 1997

               ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1000 Original Principal Amount).
    ---------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1992-E  Certificateholders on the
        Payment Date per $1,000 interest. . . .                      $85.503

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1992-E  Certificates,
        per $1,000 interest . . . . . . . . . .                      $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1992-E  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                       $2.170

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

        a.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Investor Certificates of all Series.         $479,033,439.91

        b.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Series 1992-E  Certificates. . . . .         $236,589,449.44

        c.  The amount of Collections of Receivables
            processed for the Due Period with respect
            to the current Distribution Date which were
            allocated in respect of Series 1992-E
            Certificates, per $1,000 interest. . . .                $236.589

        2.  Receivables in Trust.
            ---------------------

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by
            the Exchangeable Seller's Certificate
            and by the Investor Certificates of
            all Series). . . . . . . . . . . . . . .      $15,452,952,388.22

        b.  The amount of Principal Receivables in
            the Trust represented by the Series 1992-E
            Certificates (the "Invested Amount") for
            the Due Period with respect to the current
            Distribution Date . . . . . . . . . . .          $416,666,666.62

        c.  The Invested Percentage with respect to
            Finance Charge Receivables (including
            Interchange) and Defaulted Receivables for
            the Series 1992-E  Certificates for the Due
            Period with respect to the current
            Distribution Date . . . . . . . . . . .                    2.696%

        d.  The Invested Percentage with respect
            to Principal Receivables for the
            Series 1992-E  Certificates for the
            Due Period with respect to the
            current Distribution Date . . . . . . .                    6.471%

    3.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .                    $912,410,071.92

    4.  Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1992-E
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .                      $3,106,401.96

    5.  Investor Charge-Offs.
        ---------------------

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                           $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1992-E  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                            $0.00

    6.  Monthly Servicing Fee.
        ----------------------

        The amount of the Monthly Servicing
        Fee payable by the Trust to the Servicer
        for the current Distribution Date .                      $694,444.44

    7.  Available Cash Collateral Amount.
        ---------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                            $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .                  $50,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1992-E
        Certificates as of such Due Period . . .                      12.000%

C. The Pool Factor.
   ----------------

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .              33.33333333%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

    1.  The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                        $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ Mary A. Knutson
                                          -------------------
                                      Title:   Vice President

                                                                     EXHIBIT 28C

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ___________________________________________________

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-F
                                    October 7, 1997

               ___________________________________________________

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1993-F  Certificateholders on the
          Payment Date per $1,000 interest. . . .            $4.990

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Series 1993-F  Certificates,
          per $1,000 interest . . . . . . . . . .            $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993-F  Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .            $4.990

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.       $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993-F  Certificates. . . . .        $11,665,452.92

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1993-F
          Certificates, per $1,000 interest. . . .               $16.665

     d.   Excess Principal Collections allocated in
          respect of the Series 1993-F Certificates,
          if any. . . . . . . . . . . . . . . . . .                $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).   $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1993-F
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .        $700,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993-F  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                  4.530%

     d.   The Invested Percentage with respect
          to Principal Receivables for the
          Series 1993-F  Certificates for the
          Due Period with respect to the
          current Distribution Date . . . . . . .                  4.530%

     e.   The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date . . . . . . .                  $0.00

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .            $912,410,071.92

     4.   Investor Default Amount.
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1993-F
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .              $5,218,755.31

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                   $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1993-F  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                    $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .              $291,666.67

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .              $933,333.33

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                    $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .           $91,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-F
          Certificates as of such Due Period . . .               13.000%

C. The Pool Factor.
   ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .      100.00000000%

D. Deficit Controlled Amortization Amount.
   --------------------------------------

    1.    The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By      /s/ Mary A. Knutson
                                              --------------------------

                                      Title:  Vice President

                                                                     EXHIBIT 28D

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                                October 7, 1997

              ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1000 Original Principal Amount).
     ---------------------------------

     1.   The total amount of the distribution to Series
          1993-H Certificateholders on the Payment Date
          per $1,000 interest. . . . . . . . . . . . . .            $4.906

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Series 1993-H  Certificates,
          per $1,000 interest . . . . . . . . . . . . .             $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993-H  Certificates, per $1,000
          interest. . . . . . . . . . . . . . . . . . .             $4.906

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.            $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993-H  Certificates. . . . .            $ 11,869,619.58

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1993-H
          Certificates, per $1,000 interest. . . .                    $16.957

     d.   Excess Principal Collections allocated in
          respect of the Series 1993-H Certificates,
          if any. . . . . . . . . . . . . . . . . .                     $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)         $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1993-H
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .             $700,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993-H  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                       4.530%

     d.   The Invested Percentage with respect
          to Principal Receivables for the
          Series 1993-H  Certificates for the
          Due Period with respect to the
          current Distribution Date . . . . . . .                       4.530%

     e.   The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date . . . . . . .                       $0.00

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                   $912,410,071.92

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1993-H
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                     $5,218,755.31

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                          $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1993-H  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. . . . .                     $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                     $437,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                     $729,166.67

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                           $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .               $91,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-H
          Certificates as of such Due Period . . .                   13.000%

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .          100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                     $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         --------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28E


                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ___________________________________________________

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-I
                                    October 7, 1997

               ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-I Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     -------------------------------------------------------

     1.   The total amount of the distribution to Series 1994-I
          Certificateholders on the Payment Date per
          $1,000 interest . . . . . . . . . . . .                    $84.147

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of principal
          on the  Series 1994-I  Certificates,
          per $1,000 interest . . . . . . . . . .                    $83.333


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994-I  Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                     $0.814

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994-I  Certificates. . . . .              $115,958,135.89

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1994-I
          Certificates, per $1,000 interest. . . .                     $231.916

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-I Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-I Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-I
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                $83,333,333.30

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-I  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         0.539%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-I
          Certificates for the Due Period with respect
          to the current Distribution Date . . . . .                      3.236%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .            $912,410,071.92

     4.   Investor Default Amount.
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-I
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                $621,280.39

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                   $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-I  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                    $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .               $52,083.33

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .               $86,805.56

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                    $0.00

          b.   The amount available to be withdrawn from
               the Cash Collateral Account (the "Available
               Cash Collateral Amount") as of the end
               of the day on the current Distribution
               Date, after giving effect to all
               withdrawals, deposits and payments to be
               made in respect of the preceding Due
               Period . . . . . . . . . . . . . . .           $10,416,666.66


          c.   The Available Cash Collateral Amount
               as computed in 7.b. as a percentage of the
               Invested Amount of the Series 1994-I
               Certificates as of such Due Period . . .               12.500%

     C.  The Pool Factor.
         ---------------

               The Pool Factor (which represents the ratio
               of the Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Investor Charge-Offs set forth
               in B.5.a. above and for the distributions of
               principal set forth in A.2 above to the
               Initial Invested Amount).  The amount of a
               Certificateholder's pro rata share of the
               Invested Amount can be determined by multi-
               plying the original denomination of the
               holder's Certificate by the Pool Factor . .        8.33333333%

     D.  Deficit Controlled Amortization Amount.
         --------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period. . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ Mary A. Knutson
                                          -------------------
                                      Title:  Vice President

                                                                     EXHIBIT 28F

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

               _________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                                October 7, 1997

               _________________________________________________

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to Series
          1994-J Certificateholders on the Payment Date per
          $1,000 interest. . . .                                         $4.923

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Series 1994-J Certificates, per $1,000
          interest . . . . . . . . . .                                   $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Series 1994-J Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $4.923

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of Receivables
          processed for the Due Period with respect to the
          current Distribution Date which were allocated in
          respect of the Investor Certificates of all
          Series.                                               $479,033,439.91

     b.   The aggregate amount of Collections of Receivables
          processed for the Due Period with respect to the
          current Distribution Date which were allocated in
          respect of the Series 1994-J Certificates. . . . .      $8,478,299.70

     c.   The amount of Collections of Receivables processed
          for the Due Period with respect to the current
          Distribution Date which were allocated in respect
          of Series 1994-J Certificates, per $1,000
          interest. . . .                                               $16.957

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-J Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-J Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-J  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.236%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-J
          Certificates for the Due Period with respect
          to the current Distribution Date . . . . .                      3.236%

3.   Delinquent Balances.
     -------------------

     The aggregate amount of outstanding
     balances in the Accounts which were 30
     or more days delinquent as of the end of
     the Due Period for the current Distribution
     Date. . . . . . . . . . . . . . .                          $912,410,071.92

4.   Investor Default Amount.
     -----------------------

     The aggregate amount of all Defaulted
     Receivables written off as uncollectible
     during the Due Period with respect
     to the current Distribution Date
     allocable to the Series 1994-J
     Certificates (the "Investor Default
     Amount"). . . . . . . . . . . . .                            $3,727,682.36

5.   Investor Charge-Offs.
     ---------------------

a.   The amount of the Investor Charge-Offs
     per $1,000 interest after reimbursement
     of any such Investor Charge-Offs for the
     Due Period with respect to the current
     Distribution Date . . . . . . . . .                                 $0.000

b.   The amount attributable to Investor Charge-Offs,
     if any, by which the principal balance of
     the Series 1994-J  Certificates exceeds
     the Invested Amount as of the end of the
     day on the Record Date with respect
     to the current Distribution Date. .                                  $0.00

6.   Monthly Servicing Fee.
     ---------------------

a.   The amount of the Monthly Servicing Fee
     payable from Available Funds by the
     Trust to the Servicer with respect to
     the current Distribution Date . . .                            $312,500.00

b.   The amount of the Interchange Monthly
     Servicing Fee payable to the Servicer
     with respect to the current
     Distribution Date . . . . . . . . .                            $520,833.33

7.   Available Cash Collateral Amount.
     --------------------------------

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount") . . . . .                                  $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                  $65,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-J
          Certificates as of such Due Period . . .                      13.000%

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions o
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .             100.00000000%

D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                        $0.00


                              FCC NATIONAL BANK,
                              Servicer



                              By /s/ Mary A. Knutson
                                 -------------------
                              Title: Vice President

                                                                     EXHIBIT 28G

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-K
                                October 7, 1997

              ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1994-K  Certificateholders on the
          Payment Date per $1,000 interest. . . .                    $4.896

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Series 1994-K  Certificates,
          per $1,000 interest . . . . . . . . . .                    $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994-K  Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                    $4.896

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.          $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994-K  Certificates. . . . .            $8,478,299.70

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1994-K
          Certificates, per $1,000 interest. . . .                  $16.957

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-K Certificates,
          if any. . . . . . . . . . . . . . . . . .                   $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-K Certificates,
          if any. . . . . . . . . . . . . . . . . .                   $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).      $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-K
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .           $500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-K  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                     3.236%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-K
          Certificates for the Due Period with respect
          to the current Distribution Date . . . . .                  3.236%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                 $912,410,071.92

     4.   Investor Default Amount.
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-K
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                   $3,727,682.36

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                        $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-K  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                         $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                   $312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                   $520,833.33

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                         $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .               $72,500,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-K
          Certificates as of such Due Period . . .                   14.500%

C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .          100.00000000%

D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                     $0.00


                              FCC NATIONAL BANK,
                              Servicer



                              By  /s/ Mary A. Knutson
                                  ---------------------------
                              Title:  Vice President

                                                                 EXHIBIT 28H

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-L
                                October 7, 1997

              ___________________________________________________


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.  The total amount of the distribution to
         Series 1994-L  Certificateholders on the
         Payment Date per $1,000 interest. . . .                         $5.958

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the  Series 1994-L  Certificates,
         per $1,000 interest . . . . . . . . . .                         $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Series 1994-L  Certificates, per $1,000
         interest. . . . . . . . . . . . . . . .                         $5.958

                                   36 Of 81

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collections of Receivables.
         ---------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.               $479,033,439.91

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1994-L  Certificates. . . . .                 $8,478,299.70

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1994-L
         Certificates, per $1,000 interest. . . .                       $16.957

     d.  Excess Finance Charge Collections allocated
         in respect of the Series 1994-L Certificates,
         if any. . . . . . . . . . . . . . . . . .                        $0.00

     e.  Excess Principal Collections allocated in
         respect of the Series 1994-L Certificates,
         if any. . . . . . . . . . . . . . . . . .                        $0.00

     2.  Receivables in Trust.
         ---------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).           $15,452,952,388.22

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1994-L
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                $500,000,000.00

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1994-L  Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                          3.236%

     d.  The Invested Percentage with respect to
         Principal Receivables for the Series 1994-L
         Certificates for the Due Period with respect
         to the current Distribution Date . . . . .                       3.236%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                     $912,410,071.92

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-L
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                       $3,727,682.36

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                            $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-L  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                             $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                       $312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                       $520,833.33

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                   $57,500,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-L
          Certificates as of such Due Period . . .                       11.500%

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .              100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                         $0.00


                                      FCC NATIONAL BANK,
                                      Servicer

                                      By     /s/ Mary A. Knutson
                                             --------------------------
                                      Title:      Vice President

                                                                     EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-M
                                October 7, 1997

              ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                $4.914

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest . . . . . . . . . .                $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                $4.914

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.       $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-M  Certificates. . . . .         $9,689,485.37

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .     $8,478,299.70

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .               $16.957

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .         $3,147,889.32

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                 $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-M Certificates, if any . . .                 $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-M Certificates, if any . . .                 $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).   $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-M
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .           $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .           $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-M  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                     3.698%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-M
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                     3.698%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .           $912,410,071.92

          4.   Investor Default Amount.
               ------------------------

          a.   The aggregate amount of all Defaulted
               Receivables written off as uncollectible
               during the Due Period with respect
               to the current Distribution Date
               to the Series 1995-M
               Certificates (the "Investor Default
               Amount"). . . . . . . . . . . . . . . .           $4,260,208.41

          b.   The Class A Investor Default Amount. .            $3,727,682.36

          c.   The Collateral Investor Default Amount.             $532,526.05

          5.   Investor Charge-Offs.
               ---------------------

          a.   The amount of the Class A Investor
               Charge-Offs per $1,000 interest after
               reimbursement of any such Class A
               Investor Charge-Offs for the Due Period
               with respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .                    $0.00

          b.   The amount attributable to Class A
               Investor Charge-Offs, if any, by which
               the principal balance of the
               Class A Certificates exceeds the
               Class A Invested Amount as of the end
               of the day on the Record Date with
               respect to the current Distribution
               Date. . . . . . . . . . . . . . . . . .                   $0.00

          c.   The amount of the Collateral Charge-
               Offs, if any, for the Due Period with
               respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .                    $0.00

          6.   Monthly Servicing Fee.
               ----------------------

          a.   The amount of the Monthly Servicing Fee
               payable by the Trust to the Servicer
               with respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .              $357,142.86

          b.   The amount of the Interchange Monthly
               Servicing Fee payable to the Servicer
               with respect to the current Distribution
               Date . . . . . . . . . . . . . . . . .              $595,238.10

          7.   Available Cash Collateral Amount.
               ---------------------------------

          a.   The amount, if any, withdrawn
               from the Cash Collateral Account
               for the current Distribution Date
               (the "Withdrawal Amount") . . . . .                        $0.00

          b.   The amount available to be withdrawn from
               the Cash Collateral Account as of the
               end of the day on the current Distribution
               Date, after giving effect to all with-
               drawals, deposits and payments to be
               made on such Distribution Date (the
               "Available Cash Collateral Amount"
               for the next Distribution Date) . . .              $5,714,286.00

          c.   The amount as computed in 7.b as a
               percentage of the Class A Invested
               Amount after giving effect to all re-
               ductions thereof on the current Dist-
               ribution Date . . . . . . . . . . . . .                    1.143%


          8.   Collateral Invested Amount.
               ---------------------------

          a.   The Collateral Invested Amount for the
               current Distribution Date . . . . . .             $71,428,572.00

          b.   The Collateral Invested Amount after
               giving effect to all withdrawals,
               deposits and payments on the current
               Distribution Date . . . . . . . . . .             $71,428,572.00


          9.   Total Enhancement.
               ------------------

          a.   The total Enhancement for the current
               Distribution Date . . . . . . . . . . .           $77,142,858.00

          b.   The total Enhancement after giving ef-
               fect to all withdrawals, deposits and
               payments on the current Distribution
               Date . . . . . . . . . . . . . . . . .            $77,142,858.00

          C.   The Pool Factor.
               ---------------

                    The Pool Factor (which represents the ratio
                    of the Class A Invested Amount on the last day
                    of the month ending on the Record Date
                    adjusted for Class A Investor Charge-Offs set
                    forth in B.5.a. above and for the distributions
                    of principal set forth in A.2 above to the
                    Class A Initial Invested Amount).  The amount
                    of a Class A Certificateholder's pro rata share
                    of the Class A Invested Amount can be determined
                    by multiplying the original denomination of the
                    holder's Class A Certificate by the Pool
                    Factor . . . . . . . . . . . . . . . . . . .   100.00000000%


          D.   Deficit Controlled Amortization Amount.
               ---------------------------------------

               1. The Deficit Controlled Amortization Amount
                  for the preceding Due Period. . . . . . . .             $0.00


                                        FCC NATIONAL BANK,
                                        Servicer

                                        By   /s/ Mary A. Knutson
                                             ------------------------
                                        Title:    Vice President

                                                                     EXHIBIT 28J


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

             ____________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                October 7, 1997

              ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("a"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between a and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                         $4.847

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest . . . . . . . . . .                         $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                         $4.847

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.               $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-N  Certificates. . . . .                 $9,689,485.37

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .             $8,478,299.70

     a.   The amount of Collections of Receivable
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                       $16.957

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                 $3,181,222.65

     a.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                         $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-N Certificates, if any . . .                         $0.00

     a.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-N Certificates, if any . . .                         $0.00


     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).           $15,452,952,388.22

     a.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-N  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.698%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-N
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         3.698%

     a.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     a.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .                $912,410,071.92

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-N
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                  $4,260,208.41

     b.   The Class A Investor Default Amount. .                   $3,727,682.36

     c.   The Collateral Investor Default Amount.                    $532,526.05

     5.   Investor Charge-offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                           $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                          $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                           $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                     $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                     $595,238.10

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                              $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          a, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . .                   $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current a-
          distribution Date . . . . . . . . . . . . .                     1.143%


     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . .                  $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . .                  $71,428,572.00


     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date . . . . . . . . . . .                $77,142,858.00

     b.   The total Enhancement after giving ef-
          a to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . . .                 $77,142,858.00

      C.  The Pool Factor.
          ---------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount). The amount
               of a Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               a Class A Certificate by the Pool
               Factor . . . . . . . . . . . . . . . . . . .        100.00000000%


     D.   Deficit Controlled Amortization Amount.
          --------------------------------------

          1.  The Deficit Controlled Amortization Amount
              for the preceding Due Period. . . . . . . .                 $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         --------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28K


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ____________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                October 7, 1997

              ____________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . . .                      $4.905

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest. . . . . . . . . . . .                     $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . . . .                    $4.905

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. . .          $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-O  Certificates. . . . .                $9,689,485.37

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .            $8,478,299.70

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                      $16.957

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                $3,152,055.98

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                        $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-O Certificates, if any . . .                        $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-O Certificates, if any . . .                        $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-O
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-O  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.698%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-O
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         3.698%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $912,410,071.92

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-O
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $4,260,208.41

     b.   The Class A Investor Default Amount. .                  $3,727,682.36

     c.   The Collateral Investor Default Amount.                   $532,526.05

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $595,238.10

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . .                   $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . .                         1.143%

     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . .                  $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . .                  $71,428,572.00

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date . . . . . . . . . . .                $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . . .                 $77,142,858.00

     C.   The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . .             100.00000000%


     D.   Deficit Controlled Amortization Amount.
          --------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . .                     $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                      By      /s/ Mary A Knutson
                                              ----------------------------
                                      Title:  Vice President

                                                                     EXHIBIT 28L


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-P
                                October 7, 1997

              ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1000 Original Principal Amount).
    ---------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .            $4.864

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .            $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .            $4.864

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,033,439.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-P  Certificates. . . . .         $9,689,485.37

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .     $8,478,299.70

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.957

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $3,172,889.32

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-P Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-P Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,452,952,388.22

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995-P
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995-P  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.698%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995-P
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  3.698%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    3.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $912,410,071.92

    4.  Investor Default Amount.
        ------------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1995-P
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $4,260,208.41

    b.  The Class A Investor Default Amount. .           $3,727,682.36

    c.  The Collateral Investor Default Amount.            $532,526.05

    5.  Investor Charge-Offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $357,142.86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $595,238.10

    7.  Available Cash Collateral Amount.
        --------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .          $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.
        --------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .         $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .         $71,428,572.00


    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .       $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .        $77,142,858.00

    C.  The Pool Factor.
        ---------------

           The Pool Factor (which represents the ratio
           of the Class A Invested Amount on the last day
           of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


    D.  Deficit Controlled Amortization Amount.
        --------------------------------------

        1. The Deficit Controlled Amortization Amount
           for the preceding Due Period. . . . . . . .              $0.00


                              FCC NATIONAL BANK,
                              Servicer



                              By /s/ Mary A. Knutson
                                 --------------------
                              Title:  Vice President

                                                                   EXHIBIT 28M


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                                October 7, 1997

              ___________________________________________________


         Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

1.  The total amount of the distribution to
    Class A Certificateholders on the
    Payment Date per $1,000 interest. . . .                      $4.822

2.  The amount of the distribution set forth
    in paragraph 1 above in respect of
    principal on the  Class A Certificates,
    per $1,000 interest . . . . . . . . . .                      $0.000

3.  The amount of the distribution set forth in
    paragraph 1 above in respect of interest on
    the Class A Certificates, per $1,000
    interest. . . . . . . . . . . . . . . .                      $4.822

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Collections of Receivables.
        --------------------------

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $479,033,439.91

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-Q  Certificates. . . . .        $17,441,073.68

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .    $15,260,939.47

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.957

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $5,748,700.79

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.
        --------------------

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $15,452,952,388.22

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .      $1,028,571,429.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $900,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-Q  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  6.656%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-Q
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  6.656%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $912,410,071.92

    4.  Investor Default Amount.
        -----------------------

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-Q
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $7,668,375.14

    b.  The Class A Investor Default Amount. .           $6,709,828.25

    c.  The Collateral Investor Default Amount.            $958,546.89

    5.  Investor Charge-Offs.
        --------------------

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.
        ---------------------

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $642,857.14

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .           $1,071,428.57

    7.  Available Cash Collateral Amount.
        --------------------------------

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                      $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .           $10,285,714.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                  1.143%


    8.  Collateral Invested Amount.
        --------------------------

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .          $128,571,429.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .          $128,571,429.00


    9.  Total Enhancement.
        -----------------

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .        $138,857,143.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .         $138,857,143.00

    C.  The Pool Factor.
        ---------------

           The Pool Factor (which represents the ratio
           of the Class A Invested Amount on the last day
           of the month ending on the Record Date
           adjusted for Class A Investor Charge-Offs set
           forth in B.5.a. above and for the distributions
           of principal set forth in A.2 above to the
           Class A Initial Invested Amount).  The amount
           of a Class A Certificateholder's pro rata share
           of the Class A Invested Amount can be determined
           by multiplying the original denomination of the
           holder's Class A Certificate by the Pool
           Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


    D.  Deficit Controlled Amortization Amount.
        --------------------------------------

        1.  The Deficit Controlled Amortization Amount
            for the preceding Due Period. . . . . . . .             $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         --------------------
                                      Title: Vice President

                                                                     EXHIBIT 28N

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               _________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-R
                                October 7, 1997

               _________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of$1000 Original Principal Amount).
     ---------------------- ---------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .             $4.772


     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest . . . . . . . . . .             $0.000


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .             $4.772

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.       $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996-R  Certificates. . . . .         $7,751,588.30

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .     $6,782,639.76

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .               $16.957

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .         $2,574,978.12

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                 $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996-R Certificates, if any . . .                 $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996-R Certificates, if any . . .                 $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).   $15,452,952,388.22

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996-R
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .        $457,142,858.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .        $400,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996-R  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                  2.958%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996-R
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                  2.958%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 12.500%


     3.   Delinquent Balances.
          --------------------


          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .        $912,410,071.92

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1996-R
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .          $3,408,166.73

     b.   The Class A Investor Default Amount. .           $2,982,145.89

     c.   The Collateral Investor Default Amount.            $426,020.84

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                  $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $285,714.29

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $476,190.48

     7.   Available Cash Collateral Amount.
          ---------------------------------


     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                      $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . .            $4,571,429.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . .                  1.143%


     8.   Collateral Invested Amount.
          ---------------------------


     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . .           $57,142,858.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . .           $57,142,858.00


     9.   Total Enhancement.
          ------------------


     a.   The total Enhancement for the current
          Distribution Date . . . . . . . . . . .         $61,714,287.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . . .          $61,714,287.00

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.        Deficit Controlled Amortization Amount.
          ---------------------------------------


     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . .              $0.00


                              FCC NATIONAL BANK,
                              Servicer


                                      /s/ Mary A. Knutson
                              By      -------------------------------

                              Title:  Vice President

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                                                                     EXHIBIT 28O


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ___________________________________________________

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-S
                                October 7, 1997

              ___________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the October 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1000 Original Principal Amount).
     ---------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                         $4.818

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A Certificates,
          per $1,000 interest . . . . . . . . . .                         $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                         $4.818

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B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.               $479,033,439.91

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996-S  Certificates. . . . .                $13,565,279.52

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .            $11,869,619.58

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                       $16.957

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                 $4,474,128.38

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                         $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996-S Certificates, if any . . .                         $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996-S Certificates, if any . . .                         $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).           $15,452,952,388.22


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     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996-S
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $800,000,000.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $700,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996-S  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         5.177%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996-S
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         5.177%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $912,410,071.92


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     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1996-S
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $5,964,291.78

     b.   The Class A Investor Default Amount. .                  $5,218,755.31

     c.   The Collateral Investor Default Amount.                   $745,536.47

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $500,000.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $833,333.33


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     7.   Available Cash Colleteral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . . .                   $8,000,000.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . . . .                         1.143%


     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . .                 $100,000,000.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . .                 $100,000,000.00


     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date . . . . . . . . . . .               $108,000,000.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . . .                $108,000,000.00


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     C.   The Pool Factor.
          ----------------

               The Pool Factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount).  The amount
               of a Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor . . . . . . . . . . . . . . . . . . .        100.00000000%


     D.   Deficit Controlled Amortization Amount.
          ---------------------------------------

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period. . . . . . . .                $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Mary A. Knutson
                                             -----------------------------

                                      Title: Vice President


                                 Page 81 of 81